UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York		10014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 261-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	LIND	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On August 31, 2020, Lindblad Expeditions Holdings, Inc., a Delaware corporation (the “Company”), completed the previously announced issuance and sale of 85,000 shares of a newly created series of the Company’s preferred stock, par value $0.0001 per share, designated as “6.0% Series A Convertible Preferred Stock” (the “Preferred Stock”) to each of the Purchasers (the “Purchasers”) listed on the signature pages to the Investment Agreement, dated as of August 26, 2020 (the “Investment Agreement”), by and among the Company and the Purchasers.

The terms of the Preferred Stock have been previously disclosed in the Company’s Current Report on Form 8-K filed on August 27, 2020, which description is incorporated herein by reference.

As part of the transactions contemplated by the Investment Agreement, the Company also entered into a Registration Rights Agreement, as described below.

Registration Rights Agreement

On August 31, 2020, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), whereby the Purchasers are entitled to certain demand and piggyback registration rights in respect of the shares of common stock issuable upon conversion of the Preferred Stock.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is being filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The offer and sale of the shares of Preferred Stock through the Investment Agreement described in Item 1.01 above were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The shares of common stock of the Company issuable to the Purchasers upon conversion of shares of the Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act or pursuant to another available exemption.

Item 3.03. Material Modification to Rights of Security Holders

The information contained in Item 1.01 with respect to the Registration Rights Agreement and in Item 5.03 with respect to the Certificate of Designations is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Investment Agreement, on August 31, 2020, the Company issued 85,000 shares of Preferred Stock to the Purchasers. A summary of the rights, preferences and privileges of the Preferred Stock is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on August 27, 2020, which is incorporated herein by reference. Each of the shares of Preferred Stock issued to the Purchasers pursuant to the Investment Agreement has the powers, designations, preferences, and other rights of the Preferred Stock as are set forth in the Certificate of Designations of the Preferred Stock filed by the Company with the Delaware Secretary of State on August 31, 2020 (the “Certificate of Designations”).

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, a copy of which is being filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designations of 6.0% Series A Convertible Preferred Stock of Lindblad Expeditions Holdings, Inc.
4.1	Registration Rights Agreement, dated August 31, 2020, by and among Lindblad Expeditions Holdings, Inc. and the Investors Signatory Thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lindblad Expeditions Holdings, Inc.

Date: August 31, 2020	By:	/s/ Craig I. Felenstein
	Name:	Craig I. Felenstein
	Title:	Chief Financial Officer